Supplement Dated February 1, 2016
To The Prospectus Dated April 27, 2015

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective December 30, 2015, for the JNL/JPMorgan MidCap Growth Fund please delete the portfolio manager table in its entirety and replace it with the following:

Name:	Joined Fund Management Team In:	Title:
Tim Parton	2007	Managing Director, J.P. Morgan Investment Management Inc.
Felise Agranoff	2015	Managing Director, J.P. Morgan Investment Management Inc.

Effective December 30, 2015, in the section entitled "Additional Information About the Funds" for the JNL/ JPMorgan MidCap Growth Fund, under "The Sub-Adviser and Portfolio Management," please add the following as the third paragraph:

Felise Agranoff, managing director, is a co-portfolio manager in the Mid Cap Growth Strategy and a research analyst in the U.S. Equity Group.  An employee since 2004, Felise is responsible for research analysis of the industrials, energy, financials and business services sectors for the JPMorgan Mid Cap Growth Strategy.  Additionally, Felise is a member of the Small Cap Growth research team and she previously worked as a research associate on the US Large Cap Fundamental team.  Felise obtained a B.S. in finance and accounting from the McIntire School of Commerce at the University of Virginia and is a CFA charterholder.

This Supplement is dated February 1, 2016.

Supplement Dated February 1, 2016
To The Statement of Additional Information
Dated April 27, 2015

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective December 30, 2015, on pages 156-157, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Investment Adviser and Portfolio Managers" after the heading "Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest," please delete the table for the JNL/JPMorgan MidCap Growth Fund in its entirety and replace with the following table, which reflects information as of December 31, 2015:

JNL/JPMorgan Mid Cap Growth Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Parton	8	2	9	0	0	0
	$13,509,920	$1,443,285	$556,326	$0	$0	$0
Felise Agranoff	3	0	2	0	0	0
	$3,340,196	$0	$27,546	$0	$0	$0

Effective December 30, 2015, on page 158, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Investment Adviser and Portfolio Managers" after the heading "Security Ownership of Portfolio Managers for the JNL/JPMorgan MidCap Growth Fund," please delete the table in its entirety and replace with the following table, which reflects information as of December 31, 2015:

Security Ownership of Portfolio Managers	Timothy Parton	Felise Agranoff
NONE	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

This Supplement is dated February 1, 2016.